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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): May 16, 2001



                       AirNet Communications Corporation
             (Exact Name of Registrant as Specified in its Charter)


                                    Delaware
                 (State or Other Jurisdiction of Incorporation)


             000-28217                              59-3218138
      (Commission File Number)           (IRS Employer Identification No.)


             100 Rialto Place, Suite 300, Melbourne, Florida 32901
            (Address of Principal Executive Offices)    (Zip Code)


                                 (321) 953-6600
              (Registrant's Telephone Number, Including Area Code)
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                              ITEM 5. OTHER EVENTS

On May 16, 2001, the Registrant announced that it has completed the sale of $30 million of Series B Convertible Preferred Stock. The Securities Purchase Agreement relating to this transaction, including all exhibits, is attached hereto as Exhibit 10.1.

A press release dated May 16, 2001 announcing this transaction is also attached hereto as Exhibit 99.1.


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                   ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(c)       Exhibits:

Exhibit   Exhibit Title
Number    -------------
------


10.1 Securities Purchase Agreement dated April 2, 2001, and amended as of May 11, 2001, among the Company, Tandem PCS Investments, L.P., Mellon Ventures, L.P. and SCP Private Equity Partners II, L.P. (including all exhibits in the form attached to the executed and delivered agreement except for Exhibits A, F, G and H, which are attached in the form executed and delivered at closing).

99.1      Press Release dated May 16, 2001




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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        AirNet Communications Corporation


                                        By: /s/ John C. Berens
                                           ------------------------------
                                                John C. Berens
                                                Vice President of Finance,
                                                Chief Financial Officer,
                                                Treasurer and Secretary

Date: May 16, 2001


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                                 EXHIBIT INDEX


EXHIBIT
NUMBER    EXHIBIT TITLE
-------   -------------

10.1 Securities Purchase Agreement dated April 2, 2001, and amended as of May 11, 2001, among the Company, Tandem PCS Investments, L.P., Mellon Ventures, L.P. and SCP Private Equity Partners II, L.P. (including all exhibits in the form attached to the executed and delivered agreement except for Exhibits A, F, G and H, which are attached in the form executed and delivered at closing).

99.1      Press Release dated May 16, 2001



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